    As filed with the Securities and Exchange Commission on March 18, 1998


                                                      Registration No. 333-42901
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              ------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              ------------------

                          FAIRFIELD COMMUNITIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                                                71-0390438
(State of Incorporation)                                      (IRS Employer
                                                          Identification Number)

                         11001 EXECUTIVE CENTER DRIVE
                         LITTLE ROCK, ARKANSAS  72211
                   (Address of Principal Executive Offices)

                          VACATION BREAK U.S.A., INC.
                          DIRECTORS' STOCK OPTION PLAN

                          VACATION BREAK U.S.A., INC.
                             1995 STOCK OPTION PLAN
                           (Full Title of the Plans)

                             MARCEL J. DUMENY, ESQ.
                   SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                          FAIRFIELD COMMUNITIES, INC.
                          11001 EXECUTIVE CENTER DRIVE
                          LITTLE ROCK, ARKANSAS  72211
                                 (501) 228-2700
           (Name, Address and Telephone Number of Agent for Service)

                              ------------------


================================================================================

                                EXPLANATORY NOTE

     The information called for by Part I of Form S-8 is included in the description of the Vacation Break U.S.A., Inc. Directors' Stock Option Plan, as amended (the "Directors' Plan") and the description of the Vacation Break U.S.A., Inc. 1995 Stock Option Plan, as amended (the "1995 Plan") to be delivered to persons purchasing shares pursuant to the Directors' Plan or the 1995 Plan, respectively. Pursuant to the Note to Part I of Form S-8, that information is not being filed with or included in this Form S-8.



                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT



ITEM 8.   EXHIBITS

     Exhibits 4.4 and 4.5 are hereby amended and restated in their entirety.


     4.1 Second Amended and Restated Certificate of Incorporation of the Company (previously filed as Exhibit 3.8 to the Form 8-K filed by the Company on September 1, 1992, SEC File No. 92-22-6962).

     4.2 Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company (previously filed as Exhibit 4.2 to the Company's registration statement on Form S-8 , SEC File No. 333-42901).

     4.3  Fifth Amended and Restated Bylaws of the Company (previously filed as
          Exhibit 3.(ii) to the Form 8-K filed by the Company on May 22, 1996, SEC File No. 001-08096).

     4.4 Vacation Break U.S.A., Inc. Directors' Stock Option Plan, as amended (filed herewith).

     4.5 Vacation Break U.S.A., Inc. 1995 Stock Option Plan, as amended (filed herewith).

     5.1  Opinion of Jones, Day, Reavis & Pogue (previously filed).

     23.1 Consent of Ernst & Young LLP (filed herewith).

     23.2 Consent of Coopers & Lybrand L.L.P. (filed herewith).

     23.3 Consent of Jones, Day, Reavis & Pogue (included in Exhibit 5.1).

     24.1 Power of Attorney (previously filed).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (Commission File No. 333-42901) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas, on March 18, 1998.

                                       FAIRFIELD COMMUNITIES, INC.



                                       By: /s/ J.W. MCCONNELL
                                          -------------------------------------
                                                     J. W. McConnell
                                          President and Chief Executive Officer



     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on March 18, 1998.

          SIGNATURES                                 TITLE
          ----------                                 -----

       /s/ J. W. MCCONNELL         President and Chief Executive Officer; Director
---------------------------------           (Principal Executive Officer)
         J. W. McConnell

      /s/ Robert W. Howeth*        Senior Vice President and Chief Financial Officer
---------------------------------            (Principal Financial Officer)
        Robert W. Howeth

      /s/ William G. Sell*                     Vice President/Controller
---------------------------------           (Principal Accounting Officer)
       William G. Sell

       /s/ Les R. Baledge*                             Director
---------------------------------
         Les R. Baledge

    /s/Ernest D. Bennett, III*                         Director
---------------------------------
      Ernest D. Bennett, III

     /s/Philip L. Herrington*                          Director
---------------------------------
       Philip L. Herrington

       /s/ Gerald Johnston*                            Director
---------------------------------
         Gerald Johnston

                                                       Director
---------------------------------
        Bryan D. Langton

                                                       Director
---------------------------------
       Charles D. Morgan

                                                       Director
---------------------------------
        William C. Scott


                                                       Director

---------------------------------
        Ralph P. Muller


*The undersigned, by signing his name hereto, does sign and execute this Post-Effective Amendment No. 1 to the Registration Statement pursuant to the Powers of Attorney executed on behalf of the above-named officers and directors and previously filed with the Commission.


                                        /s/ J. W. MCCONNELL
                                        --------------------------------------
                                        J.W. McConnell

                               INDEX TO EXHIBITS


Exhibit No.  Description
-----------  -----------

        4.1 Second Amended and Restated Certificate of Incorporation of the Company (previously filed as Exhibit 3.8 to the Form 8-K filed by the Company on September 1, 1992, SEC File No. 92-22-6962).

        4.2 Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company (previously filed as Exhibit 4.2 to the Company's registration statement on Form S-8 , SEC File No. 333-42901).

        4.3 Fifth Amended and Restated Bylaws of the Company (previously filed as Exhibit 3.(ii) to the Form 8-K filed by the Company on May 22, 1996, SEC File No. 001-08096).

        4.4 Vacation Break U.S.A., Inc. Directors' Stock Option Plan, as amended (filed herewith).

        4.5 Vacation Break U.S.A., Inc. 1995 Stock Option Plan, as amended (filed herewith).

        5.1  Opinion of Jones, Day, Reavis & Pogue (previously filed).

       23.1  Consent of Ernst & Young LLP (filed herewith).

       23.2  Consent of Coopers & Lybrand L.L.P. (filed herewith).

       23.3  Consent of Jones, Day, Reavis & Pogue (included in Exhibit 5.1).

       24.1  Power of Attorney (previously filed).